Summary prospectus

Macquarie ETF Trust

Macquarie Focused International Core ETF	EXUS
The Nasdaq Stock Market, LLC

July 29, 2025

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at etf.macquarie.com. You can also get this information at no cost by calling 844-469-9911. The Fund’s statutory prospectus and statement of additional information, both dated July 29, 2025 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus

Macquarie Focused International Core ETF

What is the Fund’s investment objective?

Macquarie Focused International Core ETF seeks to provide capital growth and appreciation.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you will incur if you buy, hold, and sell shares of the Fund. You may also incur other fees, such as usual and customary brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.59%
Distribution and service (12b-1) fees	None
Other expenses[1]	None
Total annual Fund operating expenses	0.59%

[1]	Other expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$60	$189

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund was not in operation as of the fiscal year ended March 31, 2025, it does not have portfolio turnover information to report.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Macquarie Focused International Core ETF will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity companies. The Fund is non-diversified, meaning that it may invest a significant portion of its assets in a limited number of issuers.

The Fund will invest primarily in common stocks of non-U.S. companies located or operating in both developed markets and emerging markets. The Fund’s investment in emerging market companies will not exceed the greater of (a) 35% of the Fund’s net assets or (b) the weight of emerging markets in the Fund’s benchmark index, the MSCI ACWI ex USA Index. The Fund may invest in selective U.S. domiciled companies with significant exposure to international markets. The Fund also may invest in depositary receipts of foreign issuers. The Fund considers developed and emerging markets countries to be those countries defined as such by the MSCI Market Classification Framework.

Summary prospectus

Delaware Management Company, the Fund’s investment adviser (“Manager”) begins its investment process through bottom-up fundamental analysis with a global perspective which is built by assessing developments in the global landscape, business and product cycles, relative valuations and an awareness of politics around the world. The investment process seeks opportunities across the global spectrum that revolves around identifying companies within three investment categories: (i) quality cyclicals (meaning cyclical companies (i.e., companies whose performance is closely tied to the specific industry or the overall economic cycle) that are market leaders at attractive points in the cycle with compelling valuations); (ii) growth compounders (meaning companies with durable business models at reasonable valuation points and that have long runways for growth, persistent revenue and earnings trajectories); and (iii) unrecognized opportunities (meaning companies whose valuations may be misaligned relative to accelerating or improving rates of change in underlying fundamental factors). The Manager follows a bottom-up approach to its stock selection and evaluates individual companies based on various factors, including: free cash flow, sales growth, financial leverage, and return on invested capital along with various valuation metrics. The Manager uses various data and screening services as part of its stock-selection process, primarily to assess return on invested capital and relative valuation.

Although the Fund primarily invests in securities issued by large-capitalization companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. The Fund may invest up to 100% of its total assets in non-U.S. securities. In an effort to manage foreign currency exposure, the Fund may use forward contracts to either increase or decrease exposure to a given currency. The Fund may from time to time invest a significant portion of its assets in the securities of companies in one or more countries, geographic regions or economic sectors. There are no prescribed limits on the sector allocation of the Fund’s investments, however, and from time to time, the Fund may focus its investments in one or more sectors.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities of that type. For example, the Manager may sell a security if it believes the security no longer offers significant return potential, if there exists political or economic instability in the issuer’s country, if it believes the security is showing signs of deteriorating fundamentals, if there is weak cash flow to support shareholder returns, and/or if there is a change in the Manager’s macroeconomic perspective. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliate, Macquarie Investment Management Global Limited (“MIMGL”), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Quantitative support from MIMGL may include portfolio analytics and research and other quantitative analysis relating to the Fund’s holdings and investment strategy.

The Fund’s 80% policy is non-fundamental and may be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any exchange-traded fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. Unlike many ETFs, the Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market - such as the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Summary prospectus

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Geographic focus risk — The risk that local political and economic conditions could adversely affect the performance of a fund investing a substantial amount of assets in securities of issuers located in a single country or a limited number of countries.

Depositary receipts risk — Depositary receipts, such as ADRs, GDRs and EDRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.  Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Foreign currency exchange transactions and forward foreign currency contracts risk — The risk that a fund’s use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) may increase the possibility of default by the counterparty to the transaction and, to the extent the Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the Manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Consumer sectors Risk — The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer staples sector, such as companies that produce or sell food, beverage, and drug retail or other household items, may be adversely impacted by changes in global and economic conditions, rising energy prices, and changes in the supply or price of commodities. Companies in the consumer discretionary sector, such as automobile, textile, retail, and media companies, depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Financials sector risk — This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in

Summary prospectus

interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Industrials sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the industrials and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

ETF risk — The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized participants, market makers and liquidity providers concentration risk,” “Secondary market trading risk” and “Shares may trade at prices other than NAV risk.”

•	Authorized participants, market makers and liquidity providers concentration risk — Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace, and they have no obligation to submit creation or redemption orders. To the extent either of the following events occur, the Fund’s shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.

•	Secondary market trading risk — Although the Fund’s shares are listed on a national securities exchange, The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in the Fund’s shares on the Exchange may be halted. An exchange or market may also issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process or affect the price at which shares trade in the secondary market.

•	Shares may trade at prices other than NAV risk — As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings, while the trading price of the shares fluctuates continuously throughout trading hours on the Exchange, based on both the relative market supply of, and demand for, the shares and the underlying value of the Fund’s holdings. As a result, although it is expected that the market price of the Fund’s shares will approximate the Fund’s NAV, there may be times when the market price of the Fund’s shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Non-diversification risk — A non-diversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a non-diversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

New fund risk — The Fund is a newly organized, non-diversified management investment company with limited operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Trustees of the Trust (the “Board”) may determine to liquidate the Fund.

Summary prospectus

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Macquarie Focused International Core ETF performed?

The Fund does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at etf.macquarie.com or by calling 844-469-9911.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Aditya Kapoor, CFA	Managing Director, Senior Portfolio Manager	Since inception (June 2025)
Charles John, CFA	Managing Director, Senior Portfolio Manager	Since inception (June 2025)
Charles (Trey) Schorgl, CFA	Managing Director, Senior Portfolio Manager	Since inception (June 2025)

Sub-Advisor

Macquarie Investment Management Global Limited

On April 21, 2025, Macquarie Group Limited, the parent company of the Manager, a series of Macquarie Investment Management Business Trust (MIMBT), together with certain of its affiliates, and Nomura Holding America Inc. (Nomura), announced that they had entered into an agreement for Nomura to acquire the US and European public investments asset management business of Macquarie Asset Management. The transaction is subject to customary closing conditions, including the receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is expected to close on or about October 31, 2025.

Purchase and redemption of Fund shares

The Fund is an ETF. As an ETF, only APs may engage in creation or redemption transactions directly with the Fund. The Fund issues or redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to APs who have entered into agreements with the Fund’s distributor, Foreside Financial Services, LLC. The Fund will generally issue or redeem Creation Units in exchange for a basket of securities (and/or an amount of cash) that the Fund specifies each day. Individual shares of the Fund may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at etf.macquarie.com.

Summary prospectus

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SMPR-EXUS